                                                                EXHIBIT  10.12

                                PROMISSORY NOTE

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Principal      Loan Date       Maturity        Loan No          Call      Collateral     Account         Officer     Initials
$1,000,000     08-07-1999      08-14-2000      1741-37818        53       6B             1741-37818      JEB
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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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


Borrower:  D.E. FREY GROUP, INC.             Lender:  COLORADO STATE BANK AND TRUST
           1700 LINCOLN STREET, SUITE 2200            1600 BROADWAY
           DENVER, CO  80203-4522                     DENVER, CO 80202-4999
Principal Amount:  $1,000,000.00  Interest Rate:  5.260%  Date of Note:  August 7, 1999

PROMISE TO PAY. D.E.FREY GROUP, INC. ("Borrower") promises to pay to COLORADO STATE BANK and TRUST ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million & 00/100 Dollars ($1,000,000.00) or so much as may be outstanding, together with interest at the rate of 5.260% per annum on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on August 14, 2000. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning September 14, 1999, and all subsequent interest payments are due on the same day of each month after that. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $25.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $15.00, whichever is greater.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.
(i) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on the Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate on this Note to 18.000% per annum. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This note has been delivered to Lender and accepted by Lender in the State of Colorado.
If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Denver County, the State of Colorado. This Note shall be governed by and construed in accordance with the laws of the State of Colorado.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $17.00 if Borrower makes a payment on Borrower's loan and the check or pre authorized charge with which the Borrower pays is later dishonored.

COLLATERAL.  This Note is secured by CSB CERTIFICATE OF DEPOSIT #70-17518.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: DALE E. FREY, PRESIDENT. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing or this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

SPECIAL COVENANT.   IN THE EVENT THE LOAN BALANCE IS LESS THAN $1,000,000, THE
BORROWER AGREES TO PAY THE BANK INTEREST ON THE DIFFERENCE AT 1.0% THE BANK WILL INVOICE THE BORROWER ON A MONTHLY BASIS IN THIS EVENT.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length or time) this loan, or release any party or guarantor or collateral: or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

D.E. FREY GROUP, INC.

By:  /s/ Dale E. Frey
     ________________________
     DALE E. FREY, PRESIDENT